GENERAL	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1: -GENERAL

a.Compugen Ltd. (the “Company”) is a clinical-stage therapeutic discovery and development company utilizing its broadly applicable, predictive computational discovery platforms to identify novel drug targets and develop therapeutics in the field of cancer immunotherapy. The Company’s innovative immuno-oncology pipeline consists of three clinical stage programs, targeting immune checkpoints the Company discovered computationally, COM701, COM902 and BAY1905254. Compugen’s therapeutic pipeline also includes early-stage immuno-oncology programs focused largely on myeloid targets. The innovative immuno-oncology pipeline, the strategic collaborations and the Company’s computational discovery engine serve as the corporate three key building blocks. Compugen’s business model is to selectively enter into collaborations for its novel targets and related drug product candidates at various stages of research and development under various revenue-sharing arrangements.

b.The Company is headquartered in Holon, Israel. Its clinical development activities are headed from its United States subsidiary in South San Francisco, CA.

c.The Company has incurred losses in the amount of $ 29,698 during the year ended December 31, 2020, has an accumulated deficit of $ 387,876 as of December 31, 2020 and has an accumulated negative cash flow from operating activities in the amount of $ 28,320 for the year ended December 31, 2020. On February 26, 2019, the Company announced a corporate restructuring to reduce costs by consolidating and streamlining R&D operations. The restructuring included reducing its workforce by 35%, consolidating R&D activities in one location in Israel and outsourcing certain preclinical activities to third-party service providers. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements at the current level of yearly expenditures through 2023.

d.On August 5, 2013, the Company entered into a Research and Development Collaboration and License Agreement ("Bayer Agreement") with Bayer Pharma AG ("Bayer") for the research, development, and commercialization of antibody-based therapeutics against two novel, Compugen-discovered immune checkpoint regulators.

Under the terms of the Bayer Agreement, the Company received an upfront payment of $ 10,000, and, following the return of the CGEN 15022 program in 2017, the Company is eligible to receive an aggregate of over $ 250,000 in potential milestone payments for the BAY1905254 program, not including aggregate milestone payments of approximately $ 23,000 received to date. Additionally, the Company is eligible to receive mid to high single digit royalties on global net sales of any approved products under the collaboration.

Pursuant to the terms of Bayer Agreement, BAY1905254 program (formerly CGEN-15001T) was transferred to Bayer’s full control for further preclinical and clinical development activities, and worldwide commercialization under milestone and royalty bearing license from Compugen.

F - 11

COMPUGEN LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 1: -GENERAL (Cont.)

e.Effective March 30, 2018, the Company entered into an exclusive license agreement with MedImmune Limited. the global biologics research and development arm of AstraZeneca (“AstraZeneca”) to enable the development of bi-specific and multi-specific immuno-oncology antibody products. Under the terms of the agreement, Compugen provided an exclusive license to AstraZeneca for the development of bi-specific and multi-specific antibody products derived from a Compugen pipeline program. AstraZeneca has the right to create multiple products under this license and will be solely responsible for all research, development, and commercial activities under the agreement. Compugen received a $10,000 upfront payment, and accrued $2,000 milestone payment out of up to $ 200,000 the Company is eligible to receive in development, regulatory and commercial milestones for the first product in addition to tiered royalties on future product sales. If additional products are developed, additional milestones and royalties would be due to Compugen for each product.

f.On October 10, 2018, the Company entered into a Master Clinical Trial Collaboration Agreement (the “Agreement”) with Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) to evaluate the safety and tolerability of Compugen’s COM701 in combination with Bristol-Myers Squibbs’ PD-1 immune checkpoint inhibitor Opdivo® (nivolumab), in patients with advanced solid tumors.

Pursuant to the Agreement, Compugen is responsible for and will continue sponsoring the ongoing two-part Phase 1 trial, which includes the evaluation of the combination of COM701 and Opdivo®. The collaboration was also designed to address potential future combinations, including trials sponsored by Bristol-Myers Squibb to investigate combined inhibition of checkpoint mechanisms, such as PVRIG and TIGIT. Bristol-Myers Squibb and Compugen each supplies the other company with its own compound for the other party’s study, and otherwise each party is responsible for all costs associated with the study that it is conducting.

In conjunction with the signing of the Agreement, Bristol-Myers Squibb made a $ 12,000 investment in Compugen, see Note 8b.

On February 14, 2020, the Agreement with Bristol-Myers Squibb was amended to include a triple combination clinical trial to evaluate the safety, tolerability and antitumor activity of COM701 in combination with Opdivo® (nivolumab), and Bristol-Myers Squibb’s investigational antibody targeting TIGIT known as BMS-986207, in patients with advanced solid tumors, instead of the planned expansion of the combined therapy study designed to evaluate the dual combination of COM701 and Opdivo®.

Pursuant to the Agreement, as amended, the Company sponsors the two-part Phase 1/2 trial, which evaluates of the triple combination of COM701, Opdivo® and BMS-986207, in patients with advanced solid tumors where Bristol-Myers Squibb provides Opdivo® and BMS-986207 at no cost to the Company.

As part of the amended Agreement, it was agreed that the Company will complete the dose escalation arm of the dual combination of COM701 with Opdivo® under the ongoing Phase 1 study and will not continue the expansion cohorts of the dual combination.